UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Realty Income Corporation
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholders Meeting to Be Held on May 16, 2017.

Meeting Information
REALTY INCOME CORPORATION	Meeting Type:	Annual Meeting
	For Holders as of:	March 9, 2017
	Meeting Date:	May 16, 2017
	Meeting Time:	9:00 a.m., Pacific Time
	Meeting Location:	San Diego Marriott Del Mar 11966 El Camino Real San Diego, CA 92130
REALTY INCOME CORPORATION SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945

You are receiving this communication because you hold shares in Realty Income Corporation.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT	ANNUAL REPORT

How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 2, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet: To authorize a proxy to vote your shares by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail or by Telephone: You can authorize a proxy to vote your shares by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: At the meeting, you will need to request a ballot to vote these shares.

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Voting Items

The Board of Directors recommends a vote FOR the election of the eight director nominees, FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017, FOR the resolution to approve the compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related narrative discussion in the proxy statement and EVERY ONE YEAR on an advisory vote on the frequency of future advisory votes by stockholders on the compensation of our named executive officers.

Proposal 1. To elect the following eight director nominees to serve until the 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify:

Nominees:

1a.	Kathleen R. Allen

1b.	John P. Case

1c.	A. Larry Chapman

1d.	Priya Cherian Huskins

1e.	Michael D. McKee

1f.	Gregory T. McLaughlin

1g.	Ronald L. Merriman

1h.	Stephen E. Sterrett

Proposal 2. Ratification of the appointment of KPMG LLP as the Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017.

Proposal 3. Non-binding advisory vote to approve the compensation of our named executive officers.

Proposal 4. Advisory vote on the frequency of future advisory votes by stockholders on the compensation of our named executive officers.

Our Board of Directors believes an advisory vote to approve executive compensation every year will lead to a more meaningful and coherent communication between the company our stockholders on the executive compensation of our named executive officers.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AS INDICATED ABOVE. THE VOTES YOU ARE ENTITLED TO CAST WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

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